[photo of waterfall]

                                                Annual Report July 31, 2001

Oppenheimer
Money Market Fund, Inc.

[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Money Market Fund, Inc. seeks the maximum current income that is consistent with stability of principal.


    CONTENTS

 1  Letter to
    Shareholders

 2  An Interview
    with Your Fund's
    Managers

 6  Financial
    Statements

18  Independent
    Auditors' Report

19  Federal
    Income Tax
    Information

20  Officers and
    Trustees


Current Yield

          For the Seven-Day Period
          Ended 7/31/01

          With                  Without
          Compounding(1)        Compounding
-------------------------------------------
          3.45%                 3.40%


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Compounded yields assume reinvestment of dividends.

LETTER TO SHAREHOLDERS

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
   I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
   Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
   While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
John V. Murphy
August 21, 2001


[photo]
John V. Murphy
Chairman,
President and
Chief Executive Officer
OppenheimerFunds, Inc.


1 | OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Money Market Fund, Inc. perform over the past year?
A. Oppenheimer Money Market Fund, Inc. which invests in certificates of deposit, letters of credit, commercial paper, U.S. Government securities and other money-market instruments, produced an annualized yield of 5.20%, and an annualized yield including the effects of compounding of 5.33%, over the year that ended July 31, 2001. The Fund's seven-day and compounded seven-day yields on July 31, 2001, were 3.40% and 3.45%, respectively.1 The Fund, which is managed to emphasize liquidity and safety, maintained a stable share price of $1.00 per share during the period, while continuing to provide its investors with a steady income stream. Please note, however, that the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and does not guarantee a $1.00 share price.

How did the economic environment affect the Fund?
The major effect of the economic environment on a money market fund, such as Oppenheimer Money Market Fund, Inc. is the impact of interest rate changes on its investment strategies. This reporting period included two distinctly different interest rate scenarios. Before the period began, The Federal Reserve Board (the Fed) had primarily been concerned with the prospect of inflation in an overheated economy. Accordingly, it raised interest rates six times from the second half of 1999 through the first half of 2000. Because this deflationary monetary policy succeeded in producing a slight moderation in growth, Fed Chairman Alan Greenspan kept rates steady for the remainder of 2000.


1. Compounded yields assume reinvestment of dividends. The Fund's investment strategy, allocations and focus can change over time.


Portfolio Management
Team
Carol E. Wolf
Barry Weiss


2 | OPPENHEIMER MONEY MARKET FUND, INC.

   But the stock market began declining sharply in the first quarter of 2001, driven largely by the collapse of the speculative bubble in the technology sector. In addition, eroding consumer confidence and rising unemployment created fear of a full recession. In an effort to revitalize the faltering economy, the Fed reversed its monetary policy in 2001, making six successive short-term cuts that brought the discount rate down to 3.75% as of July 31, 2001.

Given these events, how did you manage the Fund?
As interest rates began to drop during 2001, cash flows into the Fund increased as investors sought a safe haven during a period of economic uncertainty. With our expectation of falling rates over the past seven months, we generally chose to invest in securities with longer term maturities to capture their higher yields. As a result, the portfolio's average maturities were extended during the fiscal year ended July 31, 2001, from approximately 40 days to approximately 56 days.
   Commercial paper of high quality financial institutions constituted a significant portion of the holdings of the Fund over the period. Another key investment focus was asset-backed commercial paper. By being proactive in seeking out promising new issuers and by carefully analyzing the structure of the programs, we achieved some additional yield. We also added agency discount notes to the portfolio because of their relatively higher yield.


3 | OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Did you take any other specific actions to manage risk in the portfolio?
Given the volatility in certain sectors and the vulnerability of companies to rumors and coverage by the news media, we became increasingly selective about the issuers we included in our portfolio over the past year. In particular, we limited investments in the telecommunications and computer industries and limited the maturity of our holdings in what we believed were unstable areas, such as utilities and banks with high concentrations in unstable sectors. In addition, to minimize pricing and market risk, we monitored the creditworthiness of issuers on an ongoing basis, identifying new issuers and removing underperforming ones.

What is your outlook for the economy and for the Fund?
As we look to the months ahead, the big question is where the markets will go from here. While the consensus appears to be that the worst is over, we believe that a complete recovery is unlikely for six months to a year. Therefore, we will focus on whether the economy is still relatively weak and whether the Fed is likely to continue to cut rates. And we currently expect to maintain our strategy of investing in longer term securities to help bolster the Fund's yields, while seeking to maintain our commitment to you, our shareholders, to provide liquidity.
   In any case, we will continue to search for attractive yields, while prudently maintaining our objective. This is part of our commitment to keeping Oppenheimer Money Market Fund, Inc. an important part of The Right Way to Invest.


4 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES

In reviewing performance, please remember that past performance does not guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, contact your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


5 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS  July 31, 2001


                                                          Principal          Value
                                                             Amount     See Note 1
==================================================================================
 Certificates of Deposit--8.7%
----------------------------------------------------------------------------------
 Domestic Certificates of Deposit--2.7%
 Firstar Bank NA:
 3.82%, 11/7/01                                         $10,000,000   $ 10,000,000
----------------------------------------------------------------------------------
 Northern Trust Co.:
 5.12%, 8/13/01                                          25,000,000     25,000,081
 5.14%, 8/20/01                                          22,000,000     22,000,057
                                                                      ------------
                                                                        57,000,138

----------------------------------------------------------------------------------
 Yankee Certificates of Deposit--6.0%
 Bank of Scotland Treasury:
 3.55%, 11/20/01                                         34,000,000     33,627,842
----------------------------------------------------------------------------------
 BNP Paribas, Chicago:
 3.60%, 9/26/01                                          10,000,000     10,000,000
 3.64%, 9/20/01                                           4,000,000      4,000,000
----------------------------------------------------------------------------------
 Credit Suisse First Boston, Inc.
 (gtd. by Credit Suisse Group):
 3.60%, 10/16/01                                         20,000,000     20,000,000
----------------------------------------------------------------------------------
 Dresdner Bank AG:
 5.14%, 8/22/01                                          15,000,000     15,000,000
 5.24%, 9/17/01                                           8,000,000      8,001,724
----------------------------------------------------------------------------------
 Merita Bank plc, New York:
 4.66%, 10/18/01                                         12,000,000     12,000,000
----------------------------------------------------------------------------------
 Toronto Dominion Bank:
 3.77%, 9/13/01                                          10,000,000     10,000,000
----------------------------------------------------------------------------------
 Toronto Dominion Bank, New York:
 3.61%, 1/31/02                                          15,000,000     15,000,613
                                                                      ------------
                                                                       127,630,179
                                                                      ------------
 Total Certificates of Deposit (Cost $184,630,317)                     184,630,317

==================================================================================
 Direct Bank Obligations--5.0%

 Bank of Scotland Treasury:
 3.565%, 9/27/01                                         15,000,000     14,915,331
----------------------------------------------------------------------------------
 National Bank of Commerce, Tennessee:
 3.814%, 8/28/01(1)                                      26,000,000     26,000,000
 3.83%, 8/20/01(1)                                       15,000,000     14,997,000
----------------------------------------------------------------------------------
 Nationwide Building Society:
 3.57%, 10/24/01                                         25,000,000     24,791,750
 3.63%, 10/10/01                                         15,000,000     14,894,125
 5.04%, 8/6/01                                           10,000,000      9,993,000
                                                                      ------------
 Total Direct Bank Obligations (Cost $105,591,206)                     105,591,206


6 | OPPENHEIMER MONEY MARKET FUND, INC.

                                                          Principal          Value
                                                             Amount     See Note 1
==================================================================================
 Letters of Credit--5.7%

 Abbey National plc, guaranteeing commercial paper
 of Abbey National North America:
 3.59%, 9/17/01                                         $ 1,900,000   $  1,891,095
 3.745%, 9/28/01                                         55,000,000     54,668,152
----------------------------------------------------------------------------------
 Chase Manhattan Bank, guaranteeing commercial paper
 of NATC California LLC:
 3.57%, 10/26/01-10/29/01                                40,000,000     39,652,916
----------------------------------------------------------------------------------
 Deutsche Bank AG, guaranteeing commercial paper
 of Deutsche Bank Financial, Inc.:
 4.48%, 10/22/01                                         25,000,000     24,744,889
                                                                      ------------
 Total Letters of Credit (Cost $120,957,052)                           120,957,052

==================================================================================
 Short-Term Notes--68.4%
----------------------------------------------------------------------------------
 Aerospace/Defense--2.7%
 BAE Systems Holdings, Inc.:
 3.60%, 8/29/01(2)                                       10,000,000      9,972,000
 3.66%, 9/12/01(2)                                       48,980,000     48,773,542
                                                                      ------------
                                                                        58,745,542

----------------------------------------------------------------------------------
 Asset-Backed--21.3%
 Aspen Funding Corp.:
 3.93%, 8/15/01(2)                                       30,000,000     29,954,150
----------------------------------------------------------------------------------
 Asset Portfolio Funding:
 3.73%, 10/3/01(2)                                       32,000,000     31,791,120
----------------------------------------------------------------------------------
 Breeds Hill Capital Co. LLC, Series A:
 3.65%, 10/10/01(2)                                      15,000,000     14,893,542
 3.95%, 8/1/01(2)                                        43,770,000     43,770,000
----------------------------------------------------------------------------------
 Charta Corp.:
 3.67%, 10/15/01(2)                                      19,000,000     18,854,729
 3.785%, 9/7/01(2)                                       25,000,000     24,902,746
 3.88%, 8/30/01(2)                                       20,000,000     19,937,489
----------------------------------------------------------------------------------
 Check Point Charlie, Inc.:
 3.78%, 9/6/01(2)                                        10,000,000      9,962,200
 3.86%, 9/4/01(2)                                        10,000,000      9,963,733
 4.88%, 8/24/01(2)                                       15,000,000     14,953,233
----------------------------------------------------------------------------------
 Galaxy Funding, Inc.:
 5.05%, 8/17/01(2)                                       12,000,000     11,973,067
----------------------------------------------------------------------------------
 GOVCO, Inc.:
 3.74%, 9/13/01(2)                                       26,000,000     25,886,026
 3.96%, 8/23/01(2)                                       25,000,000     24,939,500
----------------------------------------------------------------------------------
 Greyhawk Funding LLC:
 3.58%, 10/25/01(2)                                      25,000,000     24,788,680
 3.88%, 8/29/01(2)                                       25,000,000     24,924,556
----------------------------------------------------------------------------------
 Lexington Parker Capital Co. LLC:
 3.78%, 12/3/01(2)                                        5,000,000      4,934,900


7 | OPPENHEIMER MONEY MARKET FUND, INC.


STATEMENT OF INVESTMENTS  Continued

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Asset-Backed Continued
 New Center Asset Trust:
 4.24%, 8/20/01                                         $25,000,000   $ 24,944,056
----------------------------------------------------------------------------------
 Scaldis Capital LLC:
 3.75%, 10/15/01(2)                                      13,000,000     12,900,062
 4.54%, 10/5/01(2)                                       10,000,000      9,918,028
----------------------------------------------------------------------------------
 Sheffield Receivables Corp.:
 3.94%, 11/21/01(2)                                       6,270,000      6,193,144
----------------------------------------------------------------------------------
 Variable Funding Capital Corp.:
 3.72%, 10/5/01(2)                                       30,000,000     29,798,500
----------------------------------------------------------------------------------
 Victory Receivables Corp.:
 3.70%, 9/18/01(2)                                        7,500,000      7,463,000
 3.98%, 8/13/01(2)                                       25,100,000     25,066,701
                                                                      ------------
                                                                       452,713,162

----------------------------------------------------------------------------------
 Banks--0.7%
 Wells Fargo & Co.:
 4.91%, 9/14/01                                          15,000,000     14,909,983
----------------------------------------------------------------------------------
 Beverages--1.8%
 Coca Cola Enterprises, Inc.:
 3.58%, 9/11/01(2)                                       23,670,000     23,573,492
 3.70%, 10/17/01(2)                                      15,000,000     14,881,292
                                                                      ------------
                                                                        38,454,784

----------------------------------------------------------------------------------
 Broker/Dealers--6.8%
 Banc of America Securities LLC:
 4.075%, 8/1/01(1)                                       50,000,000     50,000,000
----------------------------------------------------------------------------------
 Goldman Sachs Group LP, Promissory Note:
 3.75%, 12/6/01(3)                                       15,000,000     15,000,000
 3.86%, 12/3/01(3)                                       20,000,000     20,000,000
 3.88%, 12/10/01(3)                                       9,500,000      9,500,000
 3.91%, 12/7/01(3)                                       10,000,000     10,000,000
----------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.:
 3.94%, 8/28/01(1)                                       10,000,000     10,000,000
----------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co. (Masternote Facility):
 3.875%, 8/1/01(1)                                       30,000,000     30,000,000
                                                                      ------------
                                                                       144,500,000

----------------------------------------------------------------------------------
 Chemicals--0.7%
 Henkel Corp. (gtd. by Henkel KGAA):
 5.02%, 8/15/01(2)                                       15,000,000     14,970,717


8 | OPPENHEIMER MONEY MARKET FUND, INC.

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Commercial Finance--5.9%
 CIT Group, Inc.:
 3.615%, 8/31/01                                        $13,000,000   $ 12,960,837
 4.416%, 8/2/01(1)                                       35,000,000     35,000,000
 5%, 8/3/01                                              12,000,000     11,996,667
----------------------------------------------------------------------------------
 Countrywide Home Loans, Series I:
 4.125%, 8/24/01(1)                                      12,000,000     11,995,868
----------------------------------------------------------------------------------
 Countrywide Home Loans, Series J:
 4.02%, 8/7/01(1)                                        20,000,000     19,994,944
----------------------------------------------------------------------------------
 Homeside Lending, Inc.:
 3.72%, 9/12/01                                          20,000,000     19,913,200
 3.77%, 9/6/01                                           14,000,000     13,947,360
                                                                      ------------
                                                                       125,808,876

----------------------------------------------------------------------------------
 Consumer Finance--2.3%
 American Express Credit Corp.:
 4%, 8/31/01                                             25,000,000     24,916,667
----------------------------------------------------------------------------------
 American General Finance Corp.:
 3.55%, 11/26/01                                         23,500,000     23,228,869
                                                                      ------------
                                                                        48,145,536

----------------------------------------------------------------------------------
 Diversified Financial--7.6%
 GE Capital International Funding, Inc.
 (gtd. by General Electric Capital Corp.):
 3.64%, 10/10/01(2)                                      18,000,000     17,872,600
----------------------------------------------------------------------------------
 General Electric Capital Corp.:
 4.95%, 9/10/01                                          20,000,000     19,890,000
----------------------------------------------------------------------------------
 General Electric Capital Services:
 5.08%, 8/13/01                                          25,000,000     24,957,667
----------------------------------------------------------------------------------
 Household Finance Corp.:
 3.57%, 9/20/01                                          13,000,000     12,935,722
 3.63%, 10/16/01                                         25,000,000     24,808,417
 3.90%, 8/23/01                                          18,000,000     17,957,100
 3.99%, 9/7/01(1)                                         5,000,000      5,000,000
----------------------------------------------------------------------------------
 Prudential Funding LLC:
 3.94%, 10/15/01                                         18,000,000     17,852,250
----------------------------------------------------------------------------------
 Verizon Network Funding:
 3.66%, 9/26/01                                          20,000,000     19,886,133
                                                                      ------------
                                                                       161,159,889

----------------------------------------------------------------------------------
 Healthcare/Drugs--2.2%
 American Home Products:
 3.69%, 10/3/01(2)                                       10,000,000      9,935,425
 3.80%, 9/24/01(2)                                       15,000,000     14,915,625
 3.95%, 8/9/01(2)                                        21,500,000     21,481,128
                                                                      ------------
                                                                        46,332,178


9 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Insurance--8.3%
 AIG Life Insurance Co.:
 3.835%, 8/1/01(1,3)                                    $20,000,000   $ 20,000,000
----------------------------------------------------------------------------------
 American General Corp.:
 3.61%, 9/17/01                                          15,000,000     14,929,304
----------------------------------------------------------------------------------
 ING America Insurance Holdings, Inc.:
 3.89%, 8/20/01                                          10,000,000      9,979,205
----------------------------------------------------------------------------------
 Jackson National Life Insurance Co.:
 3.85%, 8/1/01(1)                                         2,000,000      2,000,000
 4%, 9/1/01(1)                                           30,000,000     30,000,000
----------------------------------------------------------------------------------
 Metropolitan Life Insurance Co.:
 3.885%, 8/1/01(1)                                       33,000,000     33,000,000
----------------------------------------------------------------------------------
 Pacific Life Insurance Co.:
 3.855%, 8/1/01(1,3)                                     20,000,000     20,000,000
----------------------------------------------------------------------------------
 Prudential Life Insurance Co.:
 3.836%, 10/1/01(1)                                      25,000,000     25,000,000
----------------------------------------------------------------------------------
 Travelers Insurance Co.:
 3.771%, 10/5/01(1,3)                                    10,000,000     10,000,000
----------------------------------------------------------------------------------
 ZCM Matched Funding Corp.:
 3.66%, 9/14/01(2)                                       12,616,000     12,559,564
                                                                      ------------
                                                                       177,468,073

----------------------------------------------------------------------------------
 Metals/Mining--0.6%
 Rio Tinto Ltd. (gtd. by Rio Tinto plc
 & Rio Tinto Ltd.):
 3.92%, 8/17/01(2)                                       12,630,000     12,607,996
----------------------------------------------------------------------------------
 Photography--0.3%
 Eastman Kodak Co.:
 3.99%, 8/20/01                                           6,000,000      5,987,428
----------------------------------------------------------------------------------
 Special Purpose Financial--5.5%
 K2 (USA) LLC:
 3.95%, 11/20/01(2)                                       6,000,000      5,926,925
----------------------------------------------------------------------------------
 Lone Star Funding LLC:
 3.65%, 9/21/01(4)                                       11,000,000     10,943,121
 3.71%, 10/9/01(2)                                       35,000,000     34,751,121
----------------------------------------------------------------------------------
 MONET Trust, Series 2000-1:
 3.77%, 9/27/01(1,3)                                      5,000,000      5,000,000
----------------------------------------------------------------------------------
 Sigma Finance, Inc.:
 3.69%, 10/3/01(2)                                        7,000,000      6,954,797
 5.05%, 8/16/01(2)                                       22,500,000     22,455,490
 5.06%, 8/14/01(2)                                       25,000,000     24,954,319
----------------------------------------------------------------------------------
 Zurich Trust Certificates, Series ZTC-2T:
 3.90%, 10/24/01(1,3)                                     6,000,000      6,000,000
                                                                      ------------
                                                                       116,985,773


10 | OPPENHEIMER MONEY MARKET FUND, INC.


                                                          Principal            Value
                                                             Amount       See Note 1
------------------------------------------------------------------------------------
 Telecommunications: Technology--1.7%
 Cingular Wireless LLC:
 3.62%, 10/3/01(2)                                      $10,000,000   $    9,936,650
 3.80%, 9/10/01(2)                                       16,800,000       16,731,307
------------------------------------------------------------------------------------
 Vodafone AirTouch plc:
 3.987%, 9/19/01(1,3)                                    10,000,000       10,003,526
                                                                      --------------
                                                                          36,671,483
                                                                      --------------
 Total Short-Term Notes (Cost $1,455,461,420)                          1,455,461,420

====================================================================================
 U.S. Government Agencies--12.2%

 Federal Farm Credit Bank:
 6.10%, 9/24/01                                          20,000,000       20,038,371
------------------------------------------------------------------------------------
 Federal Home Loan Bank:
 5.875%, 9/17/01                                         15,000,000       15,034,151
 6%, 11/15/01                                            17,500,000       17,599,155
 6.75%, 2/15/02                                          25,000,000       25,343,539
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 3.52%, 11/1/01                                          50,000,000       49,550,222
 3.62%, 10/11/01                                         20,000,000       19,857,211
 3.63%, 10/4/01                                          22,976,000       22,828,137
 4.15%, 5/15/02                                          20,000,000       19,984,375
 4.75%, 12/14/01                                         25,000,000       25,069,213
------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6.02%, 12/20/01                                         25,000,000       25,190,470
 6.40%, 12/21/01                                         20,000,000       20,182,842
                                                                      --------------
 Total U.S. Government Agencies (Cost $260,677,686)                      260,677,686
------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $2,127,317,681)            100.0%   2,127,317,681
------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                0.0          729,695
                                                        ----------------------------
 Net Assets                                                   100.0%  $2,128,047,376
                                                        ============================

Footnotes to Statement of Investments

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Represents the current interest rate for a variable rate security.
2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $751,023,096, or 35.29% of the Fund's net assets and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
3. Identifies issues considered to be illiquid--See Note 4 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $10,943,121, or 0.51% of the Fund's net assets as of July 31, 2001.

See accompanying Notes to Financial Statements.


11 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABLITIES  July 31, 2001

==================================================================================
 Assets

 Investments, at value (cost $2,127,317,681)
 --see accompanying statement                                       $2,127,317,681
----------------------------------------------------------------------------------
 Cash                                                                    5,401,679
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                           10,800,452
 Interest                                                                6,179,123
 Other                                                                     262,219
                                                                    --------------
 Total assets                                                        2,149,961,154

==================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of capital stock redeemed                                       19,615,565
 Dividends                                                               1,726,762
 Directors' compensation                                                   327,954
 Shareholder reports                                                       104,758
 Transfer and shareholder servicing agent fees                              89,460
 Other                                                                      49,279
                                                                    --------------
 Total liabilities                                                      21,913,778

==================================================================================
 Net Assets                                                         $2,128,047,376
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                               $  212,813,914
----------------------------------------------------------------------------------
 Additional paid-in capital                                          1,915,175,445
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions            58,017
                                                                    --------------
 Net assets--applicable to 2,128,139,136 shares of capital
 stock outstanding                                                  $2,128,047,376
                                                                    ==============

==================================================================================
 Net Asset Value, Redemption Price and Offering Price Per Share              $1.00
                                                                             =====

See accompanying Notes to Financial Statements.


12 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2001

==================================================================================
 Investment Income

 Interest                                                             $114,646,343

==================================================================================
 Expenses

 Management fees                                                         8,118,471
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                           3,645,823
----------------------------------------------------------------------------------
 Shareholder reports                                                       772,357
----------------------------------------------------------------------------------
 Insurance expenses                                                        518,274
----------------------------------------------------------------------------------
 Directors' compensation                                                   172,538
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                36,311
----------------------------------------------------------------------------------
 Other                                                                     231,910
                                                                      ------------
 Total expenses                                                         13,495,684
 Less reduction to custodian expenses                                      (47,683)
                                                                      ------------
 Net expenses                                                           13,448,001

==================================================================================
 Net Investment Income                                                 101,198,342

==================================================================================
 Net Realized Gain (Loss) on Investments                                    15,568

==================================================================================
 Net Increase in Net Assets Resulting from Operations                 $101,213,910
                                                                      ============

See accompanying Notes to Financial Statements.


13 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                           2001           2000
==================================================================================
 Operations

 Net investment income (loss)                        $  101,198,342 $   90,249,544
----------------------------------------------------------------------------------
 Net realized gain (loss)                                    15,568            106
                                                     -----------------------------
 Net increase (decrease) in net assets
 resulting from operations                              101,213,910     90,249,650

==================================================================================
 Dividends and/or Distributions to Shareholders        (101,198,342)   (90,249,544)

==================================================================================
 Capital Stock Transactions

 Net increase (decrease) in net assets resulting from
 capital stock transactions                             316,422,886    315,163,290

==================================================================================
 Net Assets

 Total increase                                         316,438,454    315,163,396
----------------------------------------------------------------------------------
 Beginning of period                                  1,811,608,922  1,496,445,526
                                                     -----------------------------
 End of period                                       $2,128,047,376 $1,811,608,922
                                                     =============================

See accompanying Notes to Financial Statements.


14 | OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

 Year Ended July 31,                                      2001          2000          1999          1998          1997
======================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                    $1.00         $1.00         $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income and net realized gain               .05           .05           .05           .05           .05
 Dividends and/or distributions to shareholders           (.05)         (.05)         (.05)         (.05)         (.05)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $1.00         $1.00         $1.00         $1.00         $1.00
                                                         =============================================================

======================================================================================================================
 Total Return(1)                                          5.32%         5.38%         4.61%         5.03%         4.83%

======================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in millions)                $2,128        $1,812        $1,496        $1,195        $1,014
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                       $1,968        $1,712        $1,371        $1,114        $1,011
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                    5.14%         5.27%         4.51%         4.89%         4.73%
 Expenses                                                 0.68%         0.78%         0.78%         0.87%(3)      0.87%(3)


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, an open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended July 31, 2001, the Fund's projected benefit obligations were increased by $107,238 and payments of $10,320 were made to retired directors, resulting in an accumulated liability of $319,649 as of July 31, 2001.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


16 | OPPENHEIMER MONEY MARKET FUND, INC.

================================================================================
 2. Capital Stock
 The Fund has authorized 5 billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                                    Year Ended July 31, 2001             Year Ended July 31, 2000
                                   Shares             Amount            Shares             Amount
-------------------------------------------------------------------------------------------------
 Sold                       6,415,157,863    $ 6,415,157,863     5,480,169,730    $ 5,480,169,730
 Dividends and/or
 distributions reinvested      96,411,977         96,411,977        85,045,783         85,045,783
 Redeemed                  (6,195,146,954)    (6,195,146,954)   (5,250,052,223)    (5,250,052,223
                           ----------------------------------------------------------------------
 Net increase (decrease)      316,422,886    $   316,422,886       315,163,290    $   315,163,290
                           ======================================================================

================================================================================
 3. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, and 0.375% of net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the lesser of 1% of average annual net assets of the Fund or 25% of the total annual investment income of the Fund. The Fund's management fee for the year ended July 31, 2001, was an annualized rate of 0.41%.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.

================================================================================
 4. Illiquid Securities
 As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001, was $125,503,526, which represents 5.90% of the Fund's net assets.


17 | OPPENHEIMER MONEY MARKET FUND, INC.

INDEPENDENT AUDITORS' REPORT


================================================================================
 The Board of Directors and Shareholders of Oppenheimer Money Market Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Market Fund, Inc., including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund, Inc. as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP


 Denver, Colorado
 August 21, 2001


18 | OPPENHEIMER MONEY MARKET FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================

 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended July 31, 2001, are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


19 | OPPENHEIMER MONEY MARKET FUND, INC.

==================================================================================
Officers and Directors    Leon Levy, Chairman of the Board of Directors
                          Donald W. Spiro, Vice Chairman of the Board of Directors
                          Robert G. Galli, Director
                          Benjamin Lipstein, Director
                          Elizabeth B. Moynihan, Director
                          Kenneth A. Randall, Director
                          Edward V. Regan, Director
                          Russell S. Reynolds, Jr., Director
                          Clayton K. Yeutter, Director
                          Barry Weiss, Vice President
                          Carol E. Wolf, Vice President
                          Andrew J. Donohue, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

==================================================================================
 Investment Advisor       OppenheimerFunds, Inc.

==================================================================================
 Distributor              OppenheimerFunds Distributor, Inc.

==================================================================================
 Transfer and Shareholder OppenheimerFunds Services
 Servicing Agent
==================================================================================
 Custodian of             Citibank, N.A.
 Portfolio Securities

==================================================================================
 Independent Auditors     KPMG LLP

==================================================================================
 Legal Counsel            Mayer, Brown & Platt

                          Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                          6803 S. Tucson Way, Englewood, CO 80112-3924.

                          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


20 | OPPENHEIMER MONEY MARKET FUND, INC.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbol  OMBXX


1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                      [logo] OppenheimerFunds(r)
RA0200.001.0701  September 29, 2001                            Distributor, Inc.